EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re:                     )
ANTARES RESOURCES CORP.    )                         Case No. 3:04-bk-06408-JAF
        Debtor.            )                         Chapter 11


            FINANCIAL REPORT OF DEBTOR IN POSSESSION FOR BUSINESS FOR
             PERIOD BEGINNING JULY 1, 2005 AND ENDING JULY 31, 2005

         Trustee, Michael P. Phelan, gives notice of filing the attached Financial Report of Debtor in Possession for Business for the period beginning July 1, 2005 and ending July 31, 2005.

                                          SMITH HULSEY & BUSEY



                                          By /s/ Raymond R. Magley
                                             --------------------------------
                                                 Raymond R. Magley

                                          Florida Bar Number 0511056
                                          225 Water Street, Suite 1800
                                          Jacksonville, Florida  32202
                                          (904) 359-7700
                                          (904) 359-7708 (Facsimile)

                                          Attorneys for Trustee

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
                      MONTHLY FINANCIAL REPORT FOR BUSINESS

For The Period Beginning    07/01/05       and ending:    07/31/05

Name of Debtor:   Antares Resources Corp.         Case Number: 3:04-bk-06408-JAF
Date of Petition: April 27, 2005

                                                    CURRENT        CUMULATIVE
                                                     MONTH      PETITION TO DATE
                                                    -------     ----------------
1. CASH AT BEGINNING OF PERIOD

2. RECEIPTS:
  A.  Cash Sales                                                       0
      Less Cash Refunds                                                0
      Net Cash Sales                                                   0
  B.  Collection on Postpetition A/R                                   0
  C.  Collection on Prepetition A/R                                    0
  D.  Other Receipts - Pymnt from Creditor                         25,000.00
  E.  Other Receipts - Interest Deposit                 5.96            7.73
3. TOTAL RECEIPTS                                       5.96       25,007.73
4. TOTAL CASH AVAILABLE FOR
    OPERATIONS (Line 1 + Line 3)                                   25,007.73
5. DISBURSEMENTS
  A.  U.S. Trustee Quarterly Fees                                   1,000.00
  B.  Net Payroll
  C.  Payroll Taxes Paid
  D.  Sales and Use Taxes
  E.  Other Taxes
  F.  Rent
  G. Other Leases (Attachment 2)
  H. Telephone
  I.  Utilities
  J.  Travel & Entertainment
  K. Vehicle Expenses
  L.  Office Supplies
  M. Advertising
  N. Insurance (Attachment 7)
  O. Purchases of Fixed Assets (Attachment 3)
  P.  Purchase of Inventory (Attachment 3)
  Q. Manufacturing Supplies
  R. Repairs & Maintenance
  S.  Payments to Secured Creditors
  T.  Other Expense                                 1,000.00        1,125.00

6. TOTAL CASH DISBURSEMENTS                         1,000.00        2,125.00

7. ENDING CASH BALANCE                                             22,882.73
   (Line 4 - Line 6)

I declare under penalty of perjury that this statement and the accompanying schedules are true and correct to the best of knowledge and belief.

This 11th day of August, 2005                         /s/ Michael P. Phelan
                                                      ---------------------

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                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION



Name of Debtor:  Antares Resources Corp.           Case Number:3:04-bk-06408-JAF


ACCOUNTS RECEIVABLE AT PETITION DATE:                          0

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received)

                  Beginning of Month Balance                   0

      PLUS:       Current Month New Billings                   0

      LESS:       Collection During the Month                  0

                  End of Month Balance                         0





--------------------------------------------------------------------------------
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days      31-60 Days       61-90 Days      Over 90 Days       Total   0
---------      ----------       ----------      ------------       ---------


--------------------------------------------------------------------------------
  0.0%

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                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT



Name of Debtor:  Antares Resources Corp.         Case Number:  3-04-bk-06408-JAF

Reporting Period beginning 07/01/05  and ending 07/31/05

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


Date              Days
Incurred          Outstanding         Vendor     Description    Amount
--------          -----------         ------    ------------    ------


None




--------------------------------------------------------------------------------
ACOUNTS PAYABLE RECONCILIATION (Post Petition Only):


                  Opening Balance (total from prior report)    0

           PLUS:  New indebtedness Incurred this Month         0

           LESS:  Amount Paid on Prior Accounts Payable        0

                  Ending Month Balance                         0



SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)


                                                                  Total $
Secured     Date                           # of Post Petition     Amount of
Creditor/            Payment    Payment    Payments               Post Petition
Lessor               Due        Amount     Delinquent
--------------------------------------------------------------------------------

None

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                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT


Name of Debtor:    Antares Resources Corp.     Case Number:   03-04-bk-06408-JAF

Reporting Period Beginning   07/01/05   and ending    07/31/05

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:

         Inventory Balance at Beginning of Month               0

         Inventory Purchase During Month                       0

         Inventory Used or Sold                                0

         Inventory on Hand at End of Month                     0

METHOD OF COSTING INVENTORY:                                   N/A

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: 0 (Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at  Beginning of Month                  0

         LESS:             Depreciation Expense                0

         PLUS:             New Purchases                       0

Ending Monthly Balance                                         0

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                       5
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                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  Antares Resources Corp.     Case Number:     03-04-bk-06408-JAF

Reporting Period Beginning   07/01/05   and ending    07/31/05

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK:    Bank of America                     BRANCH:     Dallas, TX

ACCOUNT NAME:        Antares Resources Corp.

ACCOUNT NUMBER:      xxxx

PURPOSE OF ACCOUNT:

         Beginning Balance                            23,876.77

         Total of Deposits Made                            5.96

         Total Amount of Checks Written                1,000.00

         Service Charge

         Closing Balance                              22,882.73

         Number of First Check Written This Period                          1002

         Number of Last Check Written This Period                           1002

         Total Number of Checks Written This Period                            1


                               INVESTMENT ACCOUNT

Type of Negotiable
     Instrument         Face Value        Purchase Price      Date of Purchase
------------------      ----------        --------------      ----------------

N/A

                                       6
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                                  ATTACHMENT 5


Name of Debtor:    Antares Resources Corp.     Case Number:   03-04-bk-06408-JAF

Reporting Period Beginning  07/01/05   and ending    07/31/05

                                 CHECK REGISTER


NAME OF BANK:    Bank of America                     BRANCH:      Dallas, TX

ACCOUNT NAME:     Antares Resources Corp.

ACCOUNT NUMBER:      xxxx

PURPOSE OF ACCOUNT:
 Account for All Check Numbers, Including voided, Lost Stopped Payment, etc.



Date              Check             Payee         Purpose             Amount
----              -----             -----         --------            ------


See Attached

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                                  ATTACHMENT 6

                               MONTHLY TAX REPORT


Name of Debtor:    Antares Resources Corp.    Case Number:    03-04-bk-06408-JAF

Reporting Period Beginning   07/01/05   and ending   07/31/05


                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid or deposited into the tax account

Date              Bank                    Description              Amount
----              ----                    -----------              ------

None


--------------------------------------------------------------------------------

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, state sales tax, property tax, unemployment tax and state workmen's compensation.

Date last tax return file

Period return covers


Name of Taxing             Date
   Authority               Payment Due    Description                Amount
---------------            -----------    -----------                ------

None

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                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES


Name of Debtor:    Antares Resources Corp.    Case Number:    03-04-bk-06408-JAF

Reporting Period Beginning    0701/05     and ending     07/31/05


Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

NAME OF OFFICER OR OWNER           TITLE                       AMOUNT PAID
------------------------           -----                       -----------

None

--------------------------------------------------------------------------------

                                PERSONNEL REPORT

                                                     Full Time         Part Time

Number of employees at beginning of Period              0                  0

Number hired during the period                          0                  0


Number terminated or resigned during period             0                  0


Number of employees on payroll at end of period         0                  0


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                    Agent &                                           Date
                    Phone                 Coverage      Expiration    Premium
Carrier             Number                Type          Date          Due_
-------             -------               --------      ----------    -------

N/A

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                                  ATTACHMENT 8


                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD


                                      None


We anticipate filing a Plan of Reorganization and Disclosure Statement
on or before             Unknown



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